UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	3

Fund Summary as of June 30, 2017

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of the Fund to BlackRock Asian Dragon Fund, Inc. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, fund management has determined to change the benchmark indices against which the Fund compares its performance. At a joint special meeting held on August 23, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes are expected to become effective during the third quarter of 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

During the period, holdings in China represented one of the main detractors from performance, with Semiconductor Manufacturing International Corporation (SMIC), a leading semiconductor foundry, the most significant detractor at the individual stock level. Investors had concerns that the ramp-up of SMIC’s latest technology platform could negatively impact its earnings, with higher depreciation costs and lower manufacturing yields.

•

Security selection in Japan was the principal contributor to performance, as an underweight in Toyota Motor Corp. and the Fund’s position in electronic component manufacturer Rohm Co. Ltd. led relative gains on an individual security level.

Describe recent portfolio activity.

•

Over the semi-annual period, the Fund’s exposure to Indonesia was decreased on strength as the Fund’s preferred stock holdings there have performed well. Exposure to China also was reduced, mainly by trimming positions in the Chinese energy sector. Conversely, the Fund’s allocation to South Korea was increased given improvement in South Korea’s domestic sources of demand and its strong link to the global economic recovery.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund was most overweight in South Korea for the reasons noted above. The Fund also continued to favor selected names in Japan, which is also benefiting from a recovering domestic economy. Conversely, the Fund was most underweight in Hong Kong, on the view that Hong Kong’s economy remains vulnerable to higher interest rates, and that valuations there do not support current earnings estimates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Total Net Assets
Samsung Electronics Co. Ltd.	5%
Mitsubishi UFJ Financial Group, Inc.	4
Tencent Holdings Ltd.	2
JFE Holdings, Inc.	2
Bank of China Ltd.	2
Doosan Bobcat, Inc.	2
Australia & New Zealand Banking Group Ltd.	2
ORIX Corp.	2
POSCO	2
Komatsu Ltd.	2

Geographic Allocation	Percent of Total Net Assets
Japan	41%
China	15
Australia	11
South Korea	10
Taiwan	7
India	4
Indonesia	3
United States	2
Thailand	2
Hong Kong	2
Singapore	1
Philippines	1
Malaysia	1
Liabilities in Excess of Other Assets	—	[1]

[1]	Represents less than 1% of Net Assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. For the most part, these securities will be common stock and convertible securities. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.13%	20.47%	N/A	9.95%	N/A	3.43%	N/A
Investor A	15.04	20.20	13.88%	9.71	8.53%	3.19	2.64%
Investor C	14.55	19.28	18.28	8.86	8.86	2.40	2.40
Class R	14.74	19.59	N/A	9.18	N/A	2.65	N/A
MSCI All Country Asia Pacific Index	15.77	22.65	N/A	8.31	N/A	2.56	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived a portion of the Fund’s expenses. Without such waiver, the Fund's performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

6	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,151.30	$5.76	$1,000.00	$1,019.44	$5.41	1.08%
Investor A	$1,000.00	$1,150.40	$6.88	$1,000.00	$1,018.40	$6.46	1.29%
Investor C	$1,000.00	$1,145.50	$11.12	$1,000.00	$1,014.43	$10.44	2.09%
Class R	$1,000.00	$1,147.40	$9.42	$1,000.00	$1,016.02	$8.85	1.77%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	7

Schedule of Investments	BlackRock Pacific Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 11.2%
AGL Energy Ltd.	136,016	$2,665,434
ALS Ltd.	439,954	2,518,341
Alumina Ltd.	1,147,269	1,689,824
Australia & New Zealand Banking Group Ltd.	200,371	4,422,523
BHP Billiton Ltd.	15,501	276,288
Commonwealth Bank of Australia	17,869	1,136,759
Fairfax Media Ltd.	3,359,352	2,841,156
GrainCorp Ltd., Class A	376,912	2,743,783
Incitec Pivot Ltd.	1,245,259	3,266,276
Medibank Pvt Ltd.	970,711	2,090,061
QBE Insurance Group Ltd.	283,306	2,571,420

		26,221,865
China — 13.1%
3SBio, Inc. (a)(b)	1,393,494	1,849,061
Alibaba Group Holding Ltd.—ADR (a)	19,179	2,702,321
Aluminum Corp. of China Ltd., Class H (a)	4,012,000	2,054,137
Bank of China Ltd., Class H	9,460,000	4,638,868
China Coal Energy Co. Ltd., Class H	1,591,000	770,242
China Life Insurance Co. Ltd., Class H	807,000	2,466,236
China Longyuan Power Group Corp. Ltd., Class H	1,487,000	1,081,541
China Oilfield Services Ltd., Class H	2,030,000	1,626,197
China Petroleum & Chemical Corp., Class H	3,370,000	2,638,715
Chongqing Rural Commercial Bank, Co. Ltd., Class H	1,797,000	1,211,940
Kweichow Moutai Co. Ltd., Class A	21,291	1,482,561
Li Ning Co. Ltd. (a)	1,160,582	882,259
Semiconductor Manufacturing International Corp. (a)	1,590,900	1,842,809
Tencent Holdings Ltd.	156,900	5,628,777

		30,875,664
Hong Kong — 1.6%
AIA Group Ltd.	94,400	690,664
HSBC Holdings PLC	327,200	3,039,813

		3,730,477
India — 4.2%
Axis Bank Ltd.	174,606	1,396,289
JSW Energy Ltd.	651,049	644,402
NTPC Ltd.	1,219,154	2,996,236
Suzlon Energy Ltd. (a)	1,274,789	369,384
Tata Motors Ltd.	516,993	3,453,142
Yes Bank Ltd.	44,518	1,007,114

		9,866,567
Indonesia — 2.6%
Bank Negara Indonesia Persero Tbk PT	6,046,000	2,972,798
Cikarang Listrindo Tbk PT (b)	13,906,452	1,252,129
Jasa Marga Persero Tbk PT	2,383,347	956,916
Perusahaan Gas Negara Persero Tbk PT	5,403,700	911,400

		6,093,243
Japan — 41.2%
Ajinomoto Co., Inc.	130,100	2,813,304
Bandai Namco Holdings, Inc.	60,600	2,070,541
Calbee, Inc.	55,300	2,175,113
Concordia Financial Group Ltd.	472,500	2,394,811
Denki Kagaku Kogyo KK	734,000	3,798,315
Glory Ltd.	22,800	748,832
Hitachi Metals Ltd.	142,800	1,992,399
Hoya Corp.	45,200	2,353,174

Common Stocks	Shares	Value
Japan (continued)
Hulic Co. Ltd.	162,400	$1,663,107
IDOM, Inc.	270,000	1,865,593
JFE Holdings, Inc.	292,200	5,087,666
JSR Corp.	143,700	2,487,626
JXTG Holdings, Inc.	850,300	3,720,495
Komatsu Ltd.	156,300	4,011,819
Kose Corp.	13,100	1,436,687
Kyushu Railway Co.	70,800	2,296,334
LIXIL VIVA Corp.	83,400	1,503,017
Mitsubishi Heavy Industries Ltd.	551,000	2,268,552
Mitsubishi UFJ Financial Group, Inc.	1,426,300	9,620,455
Mitsubishi UFJ Financial Group, Inc., ADR	110,123	743,330
Murata Manufacturing Co. Ltd.	21,300	3,251,785
Nippon Shokubai Co. Ltd.	44,600	2,880,858
Omron Corp.	68,400	2,977,410
ORIX Corp.	282,000	4,387,877
Pigeon Corp.	54,200	1,970,458
Renesas Electronics Corp. (a)	112,200	981,000
Rengo Co. Ltd.	232,200	1,348,083
Rohm Co. Ltd.	34,400	2,652,287
Ryohin Keikaku Co. Ltd.	8,400	2,102,357
SCSK Corp.	60,800	2,731,880
Seven & i Holdings Co. Ltd.	58,700	2,422,222
Shionogi & Co. Ltd.	23,000	1,282,431
Skylark Co. Ltd.	76,700	1,102,004
Softbank Group Corp.	46,500	3,779,990
Taiheiyo Cement Corp.	912,000	3,335,214
Taisei Corp.	155,000	1,417,713
THK Co. Ltd.	75,400	2,148,841
Toyota Motor Corp.	19,700	1,035,500

		96,859,080
Malaysia — 0.8%
AMMB Holdings Bhd	1,607,100	1,827,118
Philippines — 1.1%
Metropolitan Bank & Trust Co.	843,920	1,462,143
Puregold Price Club, Inc.	1,290,900	1,139,706

		2,601,849
Singapore — 0.3%
DBS Group Holdings Ltd.	52,055	772,105
South Korea — 10.3%
Doosan Bobcat, Inc.	144,134	4,490,343
Kumho Petrochemical Co. Ltd.	21,884	1,408,051
POSCO	16,066	4,024,405
Samsung Electronics Co. Ltd.	5,209	10,849,412
Shinhan Financial Group Co. Ltd.	81,422	3,512,965

		24,285,176
Taiwan — 6.9%
Cathay Financial Holding Co. Ltd.	1,721,000	2,832,813
CTBC Financial Holding Co. Ltd.	2,315,000	1,517,403
CTCI Corp.	732,000	1,246,191
Delta Electronics, Inc.	650,000	3,555,721
Largan Precision Co. Ltd.	21,000	3,343,506
Taiwan Semiconductor Manufacturing Co. Ltd.	528,000	3,607,409

		16,103,043

Portfolio Abbreviations

ADR	American Depositary Receipts
HKD	Hong Kong Dollar
JPY	Japanese Yen
NVDR	Non-voting Depository Receipts
PCL	Public Company Limited

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Pacific Fund, Inc.

Common Stocks	Shares	Value
Thailand — 1.9%
Advanced Info Service PCL — NVDR	374,600	$1,955,995
Kasikornbank PCL — NVDR	420,700	2,456,063

		4,412,058
Total Common Stocks — 95.2%		223,648,245

Participation Notes
China — 0.7%
Deutsche Bank AG (Shenzhen Airport Co. Ltd.), due 4/10/23	1,216,677	1,677,990
Singapore — 1.1%
Citigroup Global Markets, Inc. (DBS Group Holdings Ltd.), due 2/08/18 (a)	168,300	2,535,349
Total Participation Notes — 1.8%		4,213,339

Preferred Stocks
China — 1.3%
Xiaoju Kuaizhi, Inc., Series A-17, 0.00% (Acquired 7/28/15, cost $1,202,337) (c)(d)	43,839	2,232,720
Xiaoju Kuaizhi, Inc., Series A-18, 0.00% (Acquired 5/23/16, cost $592,482) (c)(d)	15,499	789,364

		3,022,084
Total Preferred Stocks — 1.3%		3,022,084
Total Long-Term Investments (Cost — $189,424,105) — 98.3%		230,883,668

Short-Term Securities		Shares	Value
Money Market Fund
United States — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)(f)		4,996,511	$4,996,511

Time Deposits		Par (000)
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/03/17	HKD	103	13,273
Japan — 0.1%
Sumitomo Bank, (0.26%), 7/03/17	JPY	27,455	244,100
Total Time Deposits — 0.1%			257,373
Total Short-Term Securities (Cost — $5,253,884) — 2.2%			5,253,884
Total Investments (Cost — $194,677,989) — 100.5%			236,137,552
Liabilities in Excess of Other Assets — (0.5)%			(1,129,397)

Net Assets — 100.0%			$235,008,155

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,022,084 and an original cost of $1,794,819, which was 1.3% of its net assets.

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,160,370	836,141	4,996,511	$4,996,511	$11,823		—	—
SL Liquidity Series, LLC, Money Market Series	261,148	(261,148)	—	—	4,825	[1]	$123	(26)
Total				4,996,511	16,648		123	(26)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	9

Schedule of Investments (continued)	BlackRock Pacific Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$26,221,865	—	$26,221,865
China	$2,702,321	28,173,343	—	30,875,664
Hong Kong	—	3,730,477	—	3,730,477
India	—	9,866,567	—	9,866,567
Indonesia	1,252,129	4,841,114	—	6,093,243
Japan	2,246,347	94,612,733	—	96,859,080
Malaysia	—	1,827,118	—	1,827,118
Philippines	1,139,706	1,462,143	—	2,601,849
Singapore	—	772,105	—	772,105
South Korea	—	24,285,176	—	24,285,176
Taiwan	—	16,103,043	—	16,103,043
Thailand	—	4,412,058	—	4,412,058
Participation Notes	—	4,213,339	—	4,213,339
Preferred Stocks	—	—	$3,022,084	3,022,084
Short-Term Securities
Money Market Fund	4,996,511	—	—	4,996,511
Time Deposits	—	257,373	—	257,373

Total	$12,337,014	$220,778,454	$3,022,084	$236,137,552

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2016	$2,268,492	$2,268,492
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)[1,2]	753,592	753,592
Purchases	—	—
Sales	—	—

Closing Balance as of June 30, 2017	$3,022,084	$3,022,084

Net change in unrealized appreciation (depreciation) on investments held as of June 30, 2017	$753,592	$753,592

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Out of Level 1[1]	Transfers Into Level 2[1]
Assets:
Investments:
Common Stocks:
Japan	$(2,529,164)	$2,529,164
South Korea	(4,556,939)	4,556,939
Taiwan	(1,151,429)	1,151,429

Total	$(8,237,532)	$8,237,532

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Pacific Fund, Inc.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end:

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$3,022,084	Market	Revenue Multiple[1]	5.86x

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	11

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $189,681,478)	$231,141,041
Investments at value — affiliated (cost — $4,996,511)	4,996,511
Foreign currency at value (cost — $2,979)	3,024
Receivables:
Investments sold	1,419,827
Dividends — unaffiliated	621,993
Capital shares sold	357,377
Income — affiliated	2,608
Securities lending income — affiliated	386
Deferred offering costs	39,126
Prepaid expenses	30,470

Total assets	238,612,363

Liabilities
Payables:
Investments purchased	2,541,295
Capital shares redeemed	477,174
Offering costs payable	158,117
Investment advisory fees	115,443
Service and distribution fees	33,418
Officer’s and Directors’ fees	2,559
Other affiliates	2,142
Other accrued expenses	274,060

Total liabilities	3,604,208

Net Assets	$235,008,155

Net Assets Consist of
Paid-in capital	$188,159,441
Undistributed net investment loss	(968,818)
Accumulated net realized gain	6,349,042
Net unrealized appreciation (depreciation)	41,468,490

Net Assets	$235,008,155

Net Asset Value
Institutional — Based on net assets of $105,590,338 and 5,711,078 shares outstanding, 100 million shares authorized, $0.10 par value	$18.49

Investor A — Based on net assets of $116,886,743 and 6,395,787 shares outstanding, 100 million shares authorized, $0.10 par value	$18.28

Investor C — Based on net assets of $9,539,100 and 716,943 shares outstanding, 100 million shares authorized, $0.10 par value	$13.31

Class R — Based on net assets of $2,991,974 and 202,327 shares outstanding, 200 million shares authorized, $0.10 par value	$14.79

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,557,030
Dividends — affiliated	11,823
Securities lending income — affiliated — net	4,825
Foreign taxes withheld	(204,869)

Total investment income	2,368,809

Expenses
Investment advisory	676,717
Service and distribution — class specific	222,701
Transfer agent — class specific	179,861
Printing	151,291
Professional	129,131
Custodian	70,507
Registration	33,984
Accounting services	31,352
Officer and Directors	6,415
Miscellaneous	16,093

Total expenses	1,518,052
Less fees waived and/or reimbursed by the Manager	(94,569)

Total expenses after fees waived	1,423,483

Net investment income	945,326

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated (including $7 foreign capital gain tax)	10,625,410
Investments — affiliated	123
Foreign currency transactions	70,542

10,696,075

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $1,439 foreign capital gain tax)	19,367,361
Investments — affiliated	(26)
Foreign currency translations	10,951

19,378,286

Net realized and unrealized gain	30,074,361

Net Increase in Net Assets Resulting from Operations	$31,019,687

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$945,326	$2,277,478
Net realized gain	10,696,075	1,770,114
Net change in unrealized appreciation (depreciation)	19,378,286	172,732

Net increase in net assets resulting from operations	31,019,687	4,220,324

Distributions to Shareholders[1]
From net investment income:
Institutional	—	(1,489,007)
Investor A	—	(1,311,857)
Investor C	—	(216,394)
Class R	—	(30,294)

Decrease in net assets resulting from distributions to shareholders	—	(3,047,552)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,906,552)	(45,386,211)

Net Assets
Total increase (decrease) in net assets	26,113,135	(44,213,439)
Beginning of period	208,895,020	253,108,459

End of period	$235,008,155	$208,895,020

Undistributed net investment loss and distributions in excess of net investment income, end of period	$(968,818)	$(1,914,144)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Financial Highlights

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.06		$15.91	$17.14	$19.08	$17.75	$14.64

Net investment income[1]	0.09		0.19	0.23	0.22	0.24	0.25
Net realized and unrealized gain (loss)	2.34		0.21	(0.48)	(0.53)	3.44	3.34

Net increase (decrease) from investment operations	2.43		0.40	(0.25)	(0.31)	3.68	3.59

Distributions:[2]
From net investment income	—		(0.25)	(0.27)	(0.21)	(0.31)	(0.41)
From net realized gain	—		—	(0.71)	(1.42)	(2.04)	(0.07)

Total distributions	—		(0.25)	(0.98)	(1.63)	(2.35)	(0.48)

Net asset value, end of period	$18.49		$16.06	$15.91	$17.14	$19.08	$17.75

Total Return[3]
Based on net asset value	15.13%	[4]	2.47%	(1.49)%	(1.68)%	21.22%	24.80%

Ratios to Average Net Assets
Total expenses	1.17%	[5]	1.00%	0.94%	0.89%	0.90%	0.95%

Total expenses after fees waived and/or reimbursed	1.08%	[5]	0.99%	0.94%	0.89%	0.90%	0.95%

Net investment income	1.01%	[5]	1.19%	1.29%	1.19%	1.21%	1.57%

Supplemental Data
Net assets, end of period (000)	$105,590		$94,489	$113,185	$134,697	$153,944	$123,546

Portfolio turnover rate	31%		81%	89%	50%	121%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	15

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.89		$15.75	$16.96	$18.90	$17.60	$14.52

Net investment income[1]	0.07		0.15	0.19	0.18	0.19	0.22
Net realized and unrealized gain (loss)	2.32		0.20	(0.46)	(0.54)	3.41	3.31

Net increase (decrease) from investment operations	2.39		0.35	(0.27)	(0.36)	3.60	3.53

Distributions:[2]
From net investment income	—		(0.21)	(0.23)	(0.16)	(0.26)	(0.38)
From net realized gain	—		—	(0.71)	(1.42)	(2.04)	(0.07)

Total distributions	—		(0.21)	(0.94)	(1.58)	(2.30)	(0.45)

Net asset value, end of period	$18.28		$15.89	$15.75	$16.96	$18.90	$17.60

Total Return[3]
Based on net asset value	15.04%	[4]	2.23%	(1.63)%	(1.95)%	20.94%	24.56%

Ratios to Average Net Assets
Total expenses	1.37%	[5]	1.20%	1.17%	1.13%	1.13%	1.18%

Total expenses after fees waived and/or reimbursed	1.29%	[5]	1.20%	1.17%	1.13%	1.13%	1.17%

Net investment income	0.81%	[5]	0.99%	1.07%	0.96%	1.00%	1.36%

Supplemental Data
Net assets, end of period (000)	$116,887		$93,523	$112,036	$126,560	$151,723	$136,146

Portfolio turnover rate	31%		81%	89%	50%	121%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.62		$11.58	$12.73	$14.57	$14.04	$11.66

Net investment income[1]	0.01		0.02	0.04	0.03	0.03	0.07
Net realized and unrealized gain (loss)	1.68		0.15	(0.34)	(0.40)	2.70	2.65

Net increase (decrease) from investment operations	1.69		0.17	(0.30)	(0.37)	2.73	2.72

Distributions:[2]
From net investment income	—		(0.13)	(0.14)	(0.11)	(0.16)	(0.27)
From net realized gain	—		—	(0.71)	(1.36)	(2.04)	(0.07)

Total distributions	—		(0.13)	(0.85)	(1.47)	(2.20)	(0.34)

Net asset value, end of period	$13.31		$11.62	$11.58	$12.73	$14.57	$14.04

Total Return[3]
Based on net asset value	14.55%	[4]	1.44%	(2.44)%	(2.61)%	19.96%	23.62%

Ratios to Average Net Assets
Total expenses	2.16%[5]		1.98%	1.95%	1.91%	1.91%	1.96%

Total expenses after fees waived and/or reimbursed	2.09%[5]		1.98%	1.95%	1.91%	1.91%	1.96%

Net investment income	0.07%[5]		0.21%	0.28%	0.20%	0.22%	0.58%

Supplemental Data
Net assets, end of period (000)	$9,539		$18,236	$24,176	$29,102	$38,354	$33,272

Portfolio turnover rate	31%		81%	89%	50%	121%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	17

Financial Highlights (concluded)

	Class R
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.89		$12.81	$13.97	$15.85	$15.09	$12.51

Net investment income[1]	0.02		0.06	0.09	0.08	0.09	0.11
Net realized and unrealized gain (loss)	1.88		0.16	(0.37)	(0.45)	2.90	2.84

Net increase (decrease) from investment operations	1.90		0.22	(0.28)	(0.37)	2.99	2.95

Distributions:[2]
From net investment income	—		(0.14)	(0.17)	(0.11)	(0.19)	(0.30)
From net realized gain	—		—	(0.71)	(1.40)	(2.04)	(0.07)

Total distributions	—		(0.14)	(0.88)	(1.51)	(2.23)	(0.37)

Net asset value, end of period	$14.79		$12.89	$12.81	$13.97	$15.85	$15.09

Total Return[3]
Based on net asset value	14.74%	[4]	1.70%	(2.07)%	(2.39)%	20.35%	23.88%

Ratios to Average Net Assets
Total expenses	1.85%	[5]	1.71%	1.63%	1.58%	1.61%	1.73%

Total expenses after fees waived and/or reimbursed	1.77%	[5]	1.71%	1.63%	1.58%	1.60%	1.73%

Net investment income	0.33%	[5]	0.50%	0.60%	0.51%	0.54%	0.84%

Supplemental Data
Net assets, end of period (000)	$2,992		$2,647	$3,712	$4,435	$5,624	$4,761

Portfolio turnover rate	31%		81%	89%	50%	121%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts or forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	19

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

20	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	21

Notes to Financial Statements (continued)

regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

22	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
—	$131,251	$84,294	$7,156	$222,701

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$5	—	—	—	$5

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$2,444	$1,332	$168	$9	$3,953

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
$89,912	$68,361	$16,441	$5,147	$179,861

Other Fees: For the six months ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $890.

For the six months ended June 30, 2017, affiliates received CDSCs as follows:

Institutional	Investor A	Investor C	Class R	Total
—	$56	$102	—	$158

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	23

Notes to Financial Statements (continued)

Expense Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $1,519.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2017, there were no fees waived by the Manager.

The Manager reimbursed the Fund $93,050 which is shown as fees waived and/or reimbursed by Manager in the Statements of Operations.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Fund is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2017, the Fund paid BIM $1,205 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
—	$152,136	$(9,245)

6. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments and excluding short-term securities, were $67,901,847 and $72,117,403, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

24	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Notes to Financial Statements (continued)

As of December 31, 2016, the Fund had capital loss carryforwards of $3,220,148, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$197,993,539

Gross unrealized appreciation	44,101,502
Gross unrealized depreciation	(5,957,489)

Net unrealized appreciation	$38,144,013

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy,

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	25

Notes to Financial Statements (concluded)

government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold and automatic conversion of shares	483,695	$8,625,563	503,641	$7,731,250
Shares issued in reinvestment of distributions	—	—	79,009	1,294,872
Shares redeemed	(654,813)	(11,581,933)	(1,812,360)	(28,399,784)

Net decrease	(171,118)	$(2,956,370)	(1,229,710)	$(19,373,662)

Investor A
Shares sold	1,348,879	$23,837,276	476,027	$7,425,003
Shares issued in reinvestment of distributions	—	—	70,820	1,147,740
Shares redeemed	(837,082)	(14,597,657)	(1,776,112)	(27,618,702)

Net increase (decrease)	511,797	$9,239,619	(1,229,265)	$(19,045,959)

Investor C
Shares sold	36,673	$471,446	71,227	$801,142
Shares issued in reinvestment of distributions	—	—	16,943	199,948
Shares redeemed	(889,167)	(11,623,394)	(606,938)	(6,896,078)

Net decrease	(852,494)	$(11,151,948)	(518,768)	$(5,894,988)

Class R
Shares sold	72,311	$1,029,078	81,724	$1,008,068
Shares issued in reinvestment of distributions	—	—	2,315	30,295
Shares redeemed	(75,318)	(1,066,931)	(168,506)	(2,109,965)

Net decrease	(3,007)	$(37,853)	(84,467)	$(1,071,602)

Total Net Decrease	(514,822)	$(4,906,552)	(3,062,210)	$(45,386,211)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and the following items were noted:

On March 23, 2017, the Fund’s Board approved a proposal to change the name of the Fund to BlackRock Asian Dragon Fund, Inc. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, fund management has determined to change the benchmark indices against which the Fund compares its performance. At a joint special meeting held on August 23, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes are expected to become effective during the third quarter of 2017.

26	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the “Fund”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and the Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

28	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, fourth and first quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the three-year period. The Board was informed that, among other things, poor stock selection in Japan and Australia was the primary detractor from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board noted that the Fund will undergo a change in its investment objective, subject to shareholder approval, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund will change its name from BlackRock Pacific Fund, Inc. to BlackRock Asian Dragon Fund, Inc.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, the Fund’s contractual management fee rate is expected to rank in the first quartile, and the estimated actual management fee rate and estimated total expense ratio are expected to rank in the second and first quartiles, respectively.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

30	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock Asset Management North Asia Limited Hong Kong	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	31

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

32	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2017	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PAC-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Pacific Fund, Inc.

Date: September 5, 2017

3